                            CMG SMALL CAP GROWTH FUND
                                  (THE "FUND")

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2005

The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into the CMG Small Cap Fund (the "Small Cap Fund") immediately following the reorganization of the Fund and the Small Cap Fund (collectively referred to as the "Funds") as series of Columbia Funds Institutional Trust, which was previously approved by shareholders of the Funds at a meeting held on September 16, 2005. Subject to satisfaction of various conditions, it is expected that on March 27, 2006, all of the assets of the Fund will be transferred to the Small Cap Fund and shareholders of the Fund will receive shares of the Small Cap Fund in exchange for their shares.

It is also expected that, effective on and after March 27, 2006, the Small Cap Fund will change its name to "CMG Small Cap Growth Fund," and the investment advisory contract for the Small Cap Fund will be revised to provide that Columbia Management Advisors, LLC (the "Advisor") will bear all expenses of the Small Cap Fund (other than management fees, disinterested trustees' fees and expenses, including their legal counsel, auditing expenses, interest on fund borrowings, portfolio transaction expenses, taxes and extraordinary expenses) to the extent they exceed an annual rate of 0.05% of the Small Cap Fund's average daily net assets. In addition, the Advisor and/or its affiliated service providers have contractually agreed to waive advisory fees and reimburse the Small Cap Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% until November 30, 2009.


ILT-47/106641-0206                                             February 17, 2006